UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

XFORMITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction	Commission File	(I.R.S. Employer Identification
of incorporation)	Number	number)

14333 Proton Drive., Dallas, Texas 75244

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (972) 661-1200

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
OFFICERS.

     Effective April 25, 2006, Mark J. Haugejorde voluntarily tendered his resignation as President, Chief Executive Officer and Director of the Company and its wholly-owned subsidiary, XFormity, Inc. The resignation was effective immediately.

     Effective April 25, 2006 the Company’s Board of Directors appointed Chris Ball to serve as Chief Executive Officer of the Company. Mr. Ball will serve as Chief Executive Officer until the next regular annual meeting of the Company's board of directors and until his successor has been duly elected and qualified. Mr. Ball has served as Chief Operating Officer of the Company and will continue to do so.

ITEM 9.01 EXHIBITS

(d)	Exhibits

10.1 Settlement Agreement and Release dated April 25, 2006

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)
Dated: April 26, 2006	/s/ Chris Ball, Chief Executive Officer